UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 18, 2004


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      0-19684                57-0925911
         --------                    -----------             ------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                          (843) 205-2000 (Registrant's
                          ----------------------------
                     telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant

                  Not applicable.

Item 2.  Acquisition or Disposition of Assets

                  Not applicable.

Item 3.  Bankruptcy or Receivership

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.  Other Events

     On February 18, 2004, the Board of Directors of Coastal Financial Corporation (the "Company") declared a 10% stock dividend on the Company's outstanding shares of common stock, payable March 24, 2004 to shareholders of record as of the close of business on March 10, 2004. A copy of the Company's press release dated February 18, 2004 announcing the stock dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 6.  Resignations of Registrant's Directors

                  Not applicable.

Item 7.  Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired: Not
                      applicable

                  (b) Pro forma financial information: Not applicable

                  (c) Exhibits:

                      Exhibit 99.1 Registrant's press release dated February 18, 2004

Item 8.  Change in Fiscal Year

                  Not applicable.

Item 9.  Regulation FD Disclosure

                  Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

                  Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee
         Benefit Plans

                  Not applicable.

Item 12. Results of Operations and Financial Condition

                  Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COASTAL FINANCIAL CORPORATION



Dated:    February 27, 2004       By:      /s/ Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer